SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 31, 2003
(Date of earliest event reported)

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

735 North Pastoria Avenue, Sunnyvale, California 94085
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (408) 736-6900

Item 5. Other Events.

        On Monday, November 3, 2003, Alliance Fiber Optic Products, Inc. (the “Company”) announced that on October 31, 2003 it entered into an agreement to acquire the Photonics division of RiTEK Corporation, based in Hsin Chu Industrial Park, Taiwan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

          99.1   Press release dated November 3, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: November 3, 2003

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By_________________________________________
Name: Anita K. Ho
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 3, 2003.